Investment in equity investees	12 Months Ended
Dec. 31, 2014
Investment in equity investees
Investment in equity investees

6.Investment in equity investees

Cost method
RMB

Balance at December 31, 2012	2,840
Additions	34,502
Disposals and transfers	(840)
Balance at December 31, 2013	36,502
Additions	552,493
Foreign currency translation adjustments	(2,036)
Balance at December 31, 2014	586,959

During the year ended December 31, 2014, the Company completed several investments in equity investees. Details of the significant investments are as follows:

Investment in Shanghai Icson

In March 2014, the Company completed an investment in preferred shares in Shanghai Icson with a call option to acquire the remaining equity interests of Shanghai Icson at a price based on higher of the fair value of the remaining equity interests or RMB800,000 before March 10, 2017. Shanghai Icson operates an e-commerce platform in China. The total consideration for the investment in Shanghai Icson was RMB252,779 (Refer to Note 7 for details of the transaction). Such investment is accounted for under the cost method given that such preferred shares contain certain terms such as liquidation preference over ordinary shares.

Other investments

Other investments in equity investees comprise of a number of investments in private companies, including China Homerun Ltd.

As of December 31, 2014, the Company identified no events or changes in circumstances that may have a significant adverse effect on the fair values of the Company’s investments in equity investees and determined that it is not practicable to estimate their fair values.